EXHIBIT 99E

         EXCERPTS FROM SECTION 215a OF THE NATIONAL BANK
        ACT RELATING TO DISSENTERS' RIGHTS -- INCORPORATED
          HEREIN BY REFERENCE AND FILED AS EXHIBIT E TO
            THE PROXY STATEMENT/PROSPECTUS INCLUDED IN
                   THIS REGISTRATION STATEMENT